UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 31, 2006

                  Mpower Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-32941	52-2232143
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation		Number)

                   175 Sully’s Trail, Suite 300, Pittsford, New York 14534
(Address of principal executive offices)        (zip code)

        Registrant’s telephone number, including area code:  (585) 218-6550

N/A

        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01   Other Events.

On July 31, 2006, Mpower Holding Corporation (the “Company”) issued a press release announcing that the Federal Communications Commission has approved the change in control of the Company’s domestic Section 214 authorization with respect to the Company’s proposed merger with U.S. TelePacific Holdings Corp.  The Company also announced that all of the telecommunications-related regulatory approvals required for the closing of the merger transaction have been obtained.

A copy of the press release is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated July 31, 2006, of Mpower Holding Corporation.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mpower Holding Corporation

By:	/s/	Russell I. Zuckerman
	Name:	Russell I. Zuckerman
	Title:	Senior Vice President, General Counsel
and Secretary

Date:  August 1, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 31, 2006, of Mpower Holding Corporation.